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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  January 18, 2001




                            FIRST DATA CORPORATION
                            ----------------------
            (Exact name of registrant as specified in its charter)


          Delaware                       1-11073                47-0731996
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(State or other jurisdiction     (Commission File Number)    (IRS Employer or
     of incorporation)                                      Identification No.)


    5660 New Northside Drive, Suite 1400, Atlanta, Georgia         30328
    ------------------------------------------------------       ----------
           (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code   (770) 857-0001
                                                     --------------



                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events

      In the actions filed by Luis Pelayo (the "Pelayo action") and Raul Ross
                                                ------
Pineda (the "Pineda action") that were previously reported in First Data
             ------
Corporation's (the "Company") Annual Report on Form 10-K for the year ended December 31, 1999 (the "Annual Report"), the Court granted final approval of the proposed settlement and entered a final judgment on December 21, 2000. In approving the settlement, the Court permanently enjoined the continued prosecution of the actions filed by Raul Garcia, Maria Rosa Ibarra, and Rita Sandoval that also were discussed in the Annual Report. On January 18, 2001, a number of the class members of the Pelayo action who objected to the settlement
                                   ------
filed a notice of appeal of the final judgment in that action. On January 19, 2001, a similar notice of appeal was filed in the Pineda action by several of
                                                  ------
the class members who objected to the settlement in that action.

      In the action filed by Julieta Amorsolo and Apolonio Ezequiel Viruel Torres that was previously reported in the Company's Annual Report, the Court issued an order on October 23, 2000 granting in part defendants' demurrer and motion to strike portions of the plaintiffs' complaint. Specifically, the Court dismissed without leave to amend plaintiffs' claims for violations of California Financial Code sections 1810(a), 1815(a) and 1815(b) and California Business and Professions Code section 12024.6. In addition, the Court dismissed with leave to amend plaintiffs' claim for violation of California Financial Code section 1810.5(a) as well as plaintiffs' claims for discrimination, breach of implied contract, imposition of a constructive trust, and accounting and restitution. On December 6, 2000, plaintiffs filed a First Amended Complaint which alleges violations of California Financial Code section 1810.5(a), the California Consumers Legal Remedies Act, and the California Business and Professions Code, and also asserts claims for breach of contract, breach of implied contract, breach of fiduciary duty, common counts and fraud. On January 22, 2001, the Company filed a demurrer and motion to strike portions of the First Amended Complaint.

      On January 19, 2001, Plaintiff Ana Cruz filed a putative class action in the United States District Court for the Eastern District of New York against the Company and its subsidiary, Western Union Financial Services, Inc. ("Western Union"), asserting claims on behalf of a putative worldwide class (excluding those consumers who were members of the class certified by the U.S. District Court for the Northern District of Illinois in the Pelayo action). Ms. Cruz
                                                   ------
claims that the Company and Western Union impose an undisclosed "charge" when they transmit consumers' money by wire to international locations, in that the exchange rate used in these transactions is less favorable than the exchange rate that Western Union receives when it trades currency in the international money market. Plaintiff further asserts that Western Union's failure to disclose this "charge" in the transactions violates 18 U.S.C. section 1961 et
                                                                           --
seq. and state deceptive trade practices statutes, and also asserts claims for
----
civil conspiracy. Plaintiff seeks injunctive relief, compensatory damages in an amount to be proven at trial, treble damages, punitive damages, attorneys' fees, and costs of suit. The Company intends to vigorously defend this action.


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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FIRST DATA CORPORATION


                                 By:  /s/ Stanley J. Andersen
                                    ------------------------------------
                                      Stanley J. Andersen
                                      Assistant Secretary


Dated: January 25, 2001

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